REVENUE	12 Months Ended
Dec. 31, 2019
REVENUE.
REVENUE

3.      Revenue

Significant accounting judgements and estimates

Revenue from PGM mining activities

The determination of PGM and PGM concentrate sales revenue from the time of initial recognition of the sale on a provisional basis through to final pricing requires management to continuously re-estimate the fair value of the price adjustment features. Management determines this with reference to estimated forward prices using consensus forecasts.

Accounting policy

Revenue from mining activities

Revenue from gold sales is measured and recognised based on the consideration specified in a contract with a customer. The Group recognises revenue from gold sales when the customer obtains control of the gold. These criteria are typically met when the gold is credited to the customer’s bullion account by Rand Refinery. The transaction price is determined based on the agreed upon market price and number of ounces delivered.

Revenue from PGM concentrate and metal sales is recognised when the buyer, pursuant to a sales contract, obtains control of the mine product. The sales price is determined on a provisional basis at the date of delivery. Adjustments to the sale price occur based on movements in the metal market price, metal content quantities and penalties, which represent variable transaction price components, up to the date of final pricing. Final pricing is based on the monthly average market price in the month of settlement. The period between provisional invoicing and final pricing is typically between one and four months. Revenue on provisionally priced sales is initially recorded at the estimated fair value of the consideration receivable. The revenue adjustment mechanism embedded within provisionally priced sales arrangements has the characteristics of a commodity derivative. Accordingly, the fair value of the final sales price adjustment is re-estimated continuously and changes in fair value recognised as an adjustment to revenue in profit or loss and trade receivables in the statement of financial position. In all cases, fair value is determined with reference to estimated forward prices using consensus forecasts.

Revenue from PGM recycling consists of the sales of recycled palladium, platinum and rhodium derived from spent catalytic material. Revenue from PGM recycling also includes revenue from toll processing, which is recognised at the time the contained metals are returned to the supplier at a third party refinery.

Wheaton streaming revenue

In 2018, Wheaton Precious Metals International Limited (Wheaton International) and Sibanye-Stillwater entered into a streaming transaction. 100% of refined mined gold and 4.5% of refined mined palladium from the Stillwater operations will be delivered to Wheaton International over the life of mine of the US PGM operations. Each ounce is identified as a separate performance obligation.

In exchange for this, Wheaton International paid Sibanye-Stillwater R6,555.4 million (US$500.0 million) on 25 July 2018. In addition to the advance payment, Wheaton International currently pays Sibanye-Stillwater 18% cash based on the value of gold and palladium deliveries each month (refer to note 30 for additional detail of the monthly cash percentage). The contract will be settled by Sibanye-Stillwater delivering metal credits to Wheaton International representing underlying refined, mined gold and palladium.

The transaction price, being the advance payment and the cash payment to be received, is recognised as revenue each month when the metal credit is allocated to the appropriate Wheaton International account. It is from this date that Wheaton International has effectively accepted the metal, has physical control of the metal and has the risk and reward of the metal (i.e. control has transferred).

Revenue will be recognised over the life of mine of the US PGM operations. To the extent that the life of mine changes or other key inputs are changed (refer note 30), these changes are recognised prospectively as a cumulative catch-up in revenue in the year that the change occurs.

BTT streaming revenue

Lonmin entered into a metal streaming transaction in 2016 to deliver between 23% - 38% of 6E PGM from its bulk tailing re-treatment project (BTT) based on a weighted 6E PGM basket price. Lonmin received $50 million upfront, which was recognised as deferred revenue. Lonmin receives between $106 and $280 per ounce of 6E PGM metals based on basket price of 6E PGM for each ounce delivered. The performance obligations under the contract are satisfied through delivery of the 6E PGM metals ounces.

At acquisition of Lonmin, the Group accounted for the deferred revenue at fair value of R627.6 million under IFRS 3, including a significant financing component.

The transaction price under IFRS 15, being the advance payment and further the cash payments to be received, is recognised as revenue when the metal ounces are delivered and Lonmin no longer has physical control of the metal, which is also when the risk and rewards are transferred (i.e. control has transferred).

Revenue will be recognised over the life of the bulk tailing re-treatment project operations based on the ounces delivered. To the extent that the life of project changes or other key inputs are changed (refer note 30), these changes are recognised prospectively as a cumulative catch-up in revenue in the year that the change occurs. (refer note 38.5)

The sources of revenue are:

Figures in million - SA rand	2019	2018	2017
Gold mining activities	18,644.2	19,656.7	23,473.6
PGM mining activities	39,219.6	23,355.4	17,898.7
Recycling activities	14,521.2	7,442.7	4,539.3
Stream	540.4	201.6	-
Total revenue from contracts with customers	72,925.4	50,656.4	45,911.6

Revenue generated by operations are from the following geographical regions:

Figures in million - SA rand	2019	2018	2017
Southern Africa	46,222.6	34,810.3	36,750.0
United States	26,702.8	15,846.1	9,161.6
Total revenue from contracts with customers	72,925.4	50,656.4	45,911.6

Geographical location of customers

SA gold	SA PGM	US PGM

Revenue generated per product are as follows:

Figures in million - SA rand	2019	2018
Gold	18,882.1	21,434.2
PGMs[1]	51,504.9	27,545.7
Platinum	13,013.2	9,233.9
Palladium	28,031.0	15,282.3
Rhodium	9,338.1	2,236.0
Iridium	649.6	442.9
Ruthenium	473.0	350.6
Chrome	1,749.3	1,128.9
Nickel	617.9	383.0
Other	171.2	164.6
Total revenue	72,925.4	50,656.4

1 In line with Sibanye-Stillwater’s mine-to-market PGM strategy and according to the processing agreements with Anglo American Platinum Limited (AAP), the processing arrangement for SRPM production changed from a Purchase of Concentrate arrangement (PoC) to a Toll processing arrangement (Toll arrangement) from 1 January 2019

Major customers

During 2019, total revenue from a single customer which is reported in the Group’s US PGM and SA PGM operating segments, represented approximately R30,598 million. During 2018, a customer from each of the US PGM, SA PGM and SA Gold operating segments, represented R11,809 million, R13,881 million and R7,371 million of the Group’s total revenue respectively.

Market risk

Foreign currency sensitivity

The SA region’s revenue is sensitive to changes in the exchange rate. Stillwater’s revenue (and expenses) are translated from its functional currency (US dollars) to the Group’s presentation currency (SA rand) and, therefore, the Group’s “presentation currency” earnings are sensitive to changes in the exchange rate. A one percentage point depreciation in the SA rand average exchange rate for the year ended 31 December 2019 of R14.46/US$ would have increased profit by approximately R50.6 million. A one percentage point appreciation in the SA rand average exchange rate for the year ended 31 December 2019 of R14.46/US$ would have decreased profit by approximately R50.6 million.